EXHIBIT 32.2
                           Section 906 Certification




I, Michael Lesisko, Chief Financial Officer of Univec, Inc., certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2004 (the "periodic Report") which this statement accompanies fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Univec, Inc.




                                                   UNIVEC, INC.


Dated: May 20, 2004                               /s/ Mr. Michael Lesisko
                                                  ------------------------------
                                                  Mr. Michael Lesisko, Chief
                                                  Financial Officer









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